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Tel (212) 796-9353

COHEN & STEERS REPORTS RESULTS FOR THE FOURTH QUARTER AND YEAR ENDED DECEMBER 31, 2024

Fourth Quarter	Full Year
•Diluted EPS of $0.89; $0.78 as adjusted •Operating margin of 35.3%; 35.5% as adjusted •Ending AUM of $85.8 billion; average AUM of $89.4 billion •Net inflows of $860 million	•Diluted EPS of $2.97; $2.93 as adjusted •Operating margin of 33.4%; 35.4% as adjusted •Average AUM of $83.9 billion •Net outflows of $171 million

NEW YORK, NY, January 22, 2025—Cohen & Steers, Inc. (NYSE: CNS) today reported its results for the fourth quarter and year ended December 31, 2024.
Financial Highlights

(in thousands, except percentages and per share data)	Three Months Ended			Years Ended
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
U.S. GAAP
Revenue	$139,783	$133,203	$119,188	$517,417	$489,637
Expenses	$90,446	$88,330	$81,322	$344,540	$325,160
Operating income	$49,337	$44,873	$37,866	$172,877	$164,477
Net income attributable to common stockholders	$45,822	$39,668	$29,817	$151,265	$129,049
Diluted earnings per share	$0.89	$0.77	$0.60	$2.97	$2.60
Operating margin	35.3%	33.7%	31.8%	33.4%	33.6%

As Adjusted (1)
Net income attributable to common stockholders	$40,395	$39,706	$33,403	$149,286	$140,511
Diluted earnings per share	$0.78	$0.77	$0.67	$2.93	$2.84
Operating margin	35.5%	35.7%	34.7%	35.4%	36.2%
_________________________ (1)Refer to pages 17-18 for reconciliations of U.S. GAAP to as adjusted results.

Revenue

(in thousands)	Three Months Ended
	December 31, 2024	September 30, 2024	$ Change	% Change
Investment advisory and administration fees:
Open-end funds	$70,161	$66,761	$3,400	5.1%
Institutional accounts	35,585	32,956	$2,629	8.0%
Closed-end funds	25,994	25,680	$314	1.2%
Total	131,740	125,397	$6,343	5.1%
Distribution and service fees	7,450	7,244	$206	2.8%
Other	593	562	$31	5.5%
Total revenue	$139,783	$133,203	$6,580	4.9%

•The increase in total investment advisory and administration fees from the third quarter of 2024 was primarily due to higher average assets under management, as well as the recognition of performance fees of $1.4 million from certain institutional accounts.
Expenses

(in thousands)	Three Months Ended
	December 31, 2024	September 30, 2024	$ Change	% Change
Employee compensation and benefits	$56,504	$56,376	$128	0.2%
Distribution and service fees	15,733	14,739	$994	6.7%
General and administrative	15,784	14,874	$910	6.1%
Depreciation and amortization	2,425	2,341	$84	3.6%
Total expenses	$90,446	$88,330	$2,116	2.4%

•Employee compensation and benefits was in line with the third quarter of 2024.
•Distribution and service fees increased from the third quarter of 2024, primarily due to higher average assets under management in U.S. open-end funds.
•General and administrative expenses increased from the third quarter of 2024, primarily due to higher levels of travel and business development-related expenses.
Operating Margin
Operating margin was 35.3% for the fourth quarter of 2024, compared with 33.7% for the third quarter of 2024. Operating margin represents the ratio of operating income to revenue.

Non-operating Income (Loss)

(in thousands)	Three Months Ended
	December 31, 2024
	Consolidated Funds (1)	Corporate - Seed and Other	Total
Interest and dividend income	$317	$4,631	$4,948
Gain (loss) from investments—net	(2,926)	1,567	(1,359)
Foreign currency gain (loss)—net	(33)	2,812	2,779
Total non-operating income (loss)	(2,642)	9,010	6,368
Net (income) loss attributable to noncontrolling interests	2,804	—	2,804
Non-operating income (loss) attributable to the company	$162	$9,010	$9,172
_________________________ (1)Represents seed investments in funds that the company is required to consolidate under U.S. GAAP.

(in thousands)	Three Months Ended
	September 30, 2024
	Consolidated Funds (1)	Corporate - Seed and Other	Total
Interest and dividend income	$610	$4,810	$5,420
Gain (loss) from investments—net	21,202	(2,227)	18,975
Foreign currency gain (loss)—net	(30)	(1,662)	(1,692)
Total non-operating income (loss)	21,782	921	22,703
Net (income) loss attributable to noncontrolling interests	(15,615)	—	(15,615)
Non-operating income (loss) attributable to the company	$6,167	$921	$7,088
_________________________ (1)Represents seed investments in funds that the company is required to consolidate under U.S. GAAP.
Income Taxes
A reconciliation of the company’s statutory federal income tax rate to the effective income tax rate is summarized in the following table:

	Three Months Ended
	December 31, 2024	September 30, 2024
U.S. statutory tax rate	21.0%	21.0%
State and local income taxes, net of federal benefit	2.7	2.5
Unrecognized tax benefit adjustments	(1.9)	—
Non-deductible executive compensation	1.3	1.2
Valuation allowance	(0.6)	(1.4)
Other	(0.8)	0.4
Effective income tax rate	21.7%	23.7%

Assets Under Management

(in millions)	As of		Change
By Investment Vehicle	December 31, 2024	September 30, 2024	$	%
Open-end funds	$40,962	$42,979	$(2,017)	(4.7%)
Institutional accounts	33,563	36,892	$(3,329)	(9.0%)
Closed-end funds	11,289	11,909	$(620)	(5.2%)
Total	$85,814	$91,780	$(5,966)	(6.5%)

By Investment Strategy
U.S. real estate	$42,930	$45,685	$(2,755)	(6.0%)
Preferred securities	18,330	18,929	$(599)	(3.2%)
Global/international real estate	13,058	14,986	$(1,928)	(12.9%)
Global listed infrastructure	8,793	9,535	$(742)	(7.8%)
Other	2,703	2,645	$58	2.2%
Total	$85,814	$91,780	$(5,966)	(6.5%)

Assets under management at December 31, 2024 were $85.8 billion, a decrease of 6.5% from $91.8 billion at September 30, 2024. The decrease was due to market depreciation of $6.1 billion and distributions of $697 million, partially offset by net inflows of $860 million.
Open-end Funds
Assets under management in open-end funds at December 31, 2024 were $41.0 billion, a decrease of 4.7% from $43.0 billion at September 30, 2024. The change was primarily due to the following:
•Net inflows of $1.0 billion into U.S. real estate
•Market depreciation of $2.2 billion from U.S. real estate
•Distributions of $172 million from U.S. real estate and $129 million from preferred securities, of which $262 million was reinvested and included in net flows
Institutional Accounts
Assets under management in institutional accounts at December 31, 2024 were $33.6 billion, a decrease of 9.0% from $36.9 billion at September 30, 2024. The change was primarily due to the following:
•Advisory:
◦Net outflows of $201 million from global listed infrastructure and $107 million from preferred securities, partially offset by net inflows of $175 million into U.S. real estate
◦Market depreciation of $795 million from global/international real estate and $545 million from U.S. real estate
•Japan subadvisory:
◦Market depreciation of $434 million from U.S. real estate and $213 million from global/international real estate
◦Distributions of $157 million from U.S. real estate
•Subadvisory excluding Japan:
◦Net outflows of $174 million from global/international real estate
◦Market depreciation of $350 million from global/international real estate and $151 million from U.S. real estate

Investment Performance as of December 31, 2024
_________________________
(1)    Past performance is no guarantee of future results. Outperformance is determined by comparing the annualized investment performance of each investment strategy to the performance of specified reference benchmarks. Investment performance in excess of the performance of the benchmark is considered outperformance. The investment performance calculation of each investment strategy is based on all active accounts and investment models pursuing similar investment objectives. For accounts, actual investment performance is measured gross of fees and net of withholding taxes. For investment models, for which actual investment performance does not exist, the investment performance of a composite of accounts pursuing comparable investment objectives is used as a proxy for actual investment performance. The performance of the specified reference benchmark for each account and investment model is measured net of withholding taxes, where applicable. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.
(2)    © 2025 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period at December 31, 2024. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

Balance Sheet Information
As of December 31, 2024, cash, cash equivalents, U.S. Treasurys and liquid seed investments were $360.9 million, compared with $348.4 million as of September 30, 2024. As of December 31, 2024, stockholders' equity was $511.7 million, compared with $491.0 million as of September 30, 2024.

Conference Call Information
Cohen & Steers will host a conference call tomorrow, January 23, 2025, at 10:00 a.m. (ET) to discuss the company’s fourth quarter and full year results. Investors and analysts can access the live conference call by dialing 800-715-9871 (U.S.) or +1-646-307-1963 (international); passcode: 8494569. Participants should plan to register at least 10 minutes before the conference call begins. The accompanying presentation will be available on the company's website at www.cohenandsteers.com under “Company—Investor Relations—Earnings Archive.”
A replay of the call will be available for two weeks starting approximately two hours after the conference call concludes and can be accessed at 800-770-2030 (U.S.) or +1-609-800-9909 (international); passcode: 8494569. Internet access to the webcast, which includes audio (listen-only), will be available on the company’s website at www.cohenandsteers.com under “Company—Investor Relations" under "Financials.” The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a leading global investment manager specializing in real assets and alternative income, including listed and private real estate, preferred securities, infrastructure, resource equities, commodities, as well as multi-strategy solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Dublin, Hong Kong, Tokyo and Singapore.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the company's current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the company's Annual Report on Form 10-K for the year ended December 31, 2023 (the Form 10-K), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Three Months Ended			% Change From
	December 31, 2024	September 30, 2024	December 31, 2023	September 30, 2024	December 31, 2023
Revenue:
Investment advisory and administration fees	$131,740	$125,397	$112,033
Distribution and service fees	7,450	7,244	6,647
Other	593	562	508
Total revenue	139,783	133,203	119,188	4.9%	17.3%
Expenses:
Employee compensation and benefits	56,504	56,376	49,601
Distribution and service fees	15,733	14,739	12,936
General and administrative	15,784	14,874	17,308
Depreciation and amortization	2,425	2,341	1,477
Total expenses	90,446	88,330	81,322	2.4%	11.2%
Operating income	49,337	44,873	37,866	9.9%	30.3%
Non-operating income (loss):
Interest and dividend income	4,948	5,420	4,211
Gain (loss) from investments—net	(1,359)	18,975	14,299
Foreign currency gain (loss)—net	2,779	(1,692)	(1,859)
Total non-operating income (loss)	6,368	22,703	16,651	(72.0%)	(61.8%)
Income before provision for income taxes	55,705	67,576	54,517	(17.6%)	2.2%
Provision for income taxes	12,687	12,293	11,880
Net income	43,018	55,283	42,637	(22.2%)	0.9%
Net (income) loss attributable to noncontrolling interests	2,804	(15,615)	(12,820)
Net income attributable to common stockholders	$45,822	$39,668	$29,817	15.5%	53.7%

Earnings per share attributable to common stockholders:
Basic	$0.90	$0.78	$0.60	15.3%	49.2%
Diluted	$0.89	$0.77	$0.60	14.9%	47.8%

Weighted average shares outstanding:
Basic	50,861	50,778	49,366
Diluted	51,704	51,428	49,725

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Years Ended
	December 31, 2024	December 31, 2023	% Change
Revenue:
Investment advisory and administration fees	$487,059	$459,411
Distribution and service fees	28,142	28,200
Other	2,216	2,026
Total revenue	517,417	489,637	5.7%
Expenses:
Employee compensation and benefits	217,980	200,181
Distribution and service fees	57,137	54,170
General and administrative	60,135	66,704
Depreciation and amortization	9,288	4,105
Total expenses	344,540	325,160	6.0%
Operating income	172,877	164,477	5.1%
Non-operating income (loss):
Interest and dividend income	19,344	14,618
Gain (loss) from investments—net	16,582	4,291
Foreign currency gain (loss)—net	738	(3,135)
Total non-operating income (loss)	36,664	15,774	*
Income before provision for income taxes	209,541	180,251	16.2%
Provision for income taxes	46,749	43,642
Net income	162,792	136,609	19.2%
Net (income) loss attributable to noncontrolling interests	(11,527)	(7,560)
Net income attributable to common stockholders	$151,265	$129,049	17.2%

Earnings per share attributable to common stockholders:
Basic	$3.00	$2.62	14.7%
Diluted	$2.97	$2.60	14.0%

Weighted average shares outstanding:
Basic	50,409	49,308
Diluted	50,938	49,553
_________________________ * Not meaningful.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Three Months Ended			% Change From
	December 31, 2024	September 30, 2024	December 31, 2023	September 30, 2024	December 31, 2023
Open-end Funds
Assets under management, beginning of period	$42,979	$37,451	$33,671
Inflows	3,904	4,097	3,269
Outflows	(2,741)	(2,924)	(3,773)
Net inflows (outflows)	1,163	1,173	(504)
Market appreciation (depreciation)	(2,801)	4,618	4,243
Distributions	(379)	(263)	(378)
Total increase (decrease)	(2,017)	5,528	3,361
Assets under management, end of period	$40,962	$42,979	$37,032	(4.7%)	10.6%
Average assets under management	$42,337	$40,130	$34,410	5.5%	23.0%

Institutional Accounts
Assets under management, beginning of period	$36,892	$32,222	$31,216
Inflows	924	1,221	675
Outflows	(1,230)	(1,113)	(1,102)
Net inflows (outflows)	(306)	108	(427)
Market appreciation (depreciation)	(2,859)	4,736	4,424
Distributions	(164)	(174)	(185)
Total increase (decrease)	(3,329)	4,670	3,812
Assets under management, end of period	$33,563	$36,892	$35,028	(9.0%)	(4.2%)
Average assets under management	$35,435	$34,594	$32,102	2.4%	10.4%

Closed-end Funds
Assets under management, beginning of period	$11,909	$11,036	$10,271
Inflows	3	3	1
Outflows	—	—	(5)
Net inflows (outflows)	3	3	(4)
Market appreciation (depreciation)	(469)	1,024	963
Distributions	(154)	(154)	(154)
Total increase (decrease)	(620)	873	805
Assets under management, end of period	$11,289	$11,909	$11,076	(5.2%)	1.9%
Average assets under management	$11,663	$11,503	$10,476	1.4%	11.3%

Total
Assets under management, beginning of period	$91,780	$80,709	$75,158
Inflows	4,831	5,321	3,945
Outflows	(3,971)	(4,037)	(4,880)
Net inflows (outflows)	860	1,284	(935)
Market appreciation (depreciation)	(6,129)	10,378	9,630
Distributions	(697)	(591)	(717)
Total increase (decrease)	(5,966)	11,071	7,978
Assets under management, end of period	$85,814	$91,780	$83,136	(6.5%)	3.2%
Average assets under management	$89,435	$86,227	$76,988	3.7%	16.2%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Years Ended
	December 31, 2024	December 31, 2023	% Change
Open-end Funds
Assets under management, beginning of period	$37,032	$36,903
Inflows	14,239	11,937
Outflows	(11,435)	(13,614)
Net inflows (outflows)	2,804	(1,677)
Market appreciation (depreciation)	2,388	3,231
Distributions	(1,262)	(1,265)
Transfers	—	(160)
Total increase (decrease)	3,930	129
Assets under management, end of period	$40,962	$37,032	10.6%
Average assets under management	$39,090	$36,159	8.1%

Institutional Accounts
Assets under management, beginning of period	$35,028	$32,373
Inflows	3,696	2,985
Outflows	(6,684)	(3,225)
Net inflows (outflows)	(2,988)	(240)
Market appreciation (depreciation)	2,216	3,626
Distributions	(693)	(891)
Transfers	—	160
Total increase (decrease)	(1,465)	2,655
Assets under management, end of period	$33,563	$35,028	(4.2%)
Average assets under management	$33,499	$32,878	1.9%

Closed-end Funds
Assets under management, beginning of period	$11,076	$11,149
Inflows	13	17
Outflows	—	(91)
Net inflows (outflows)	13	(74)
Market appreciation (depreciation)	816	617
Distributions	(616)	(616)
Total increase (decrease)	213	(73)
Assets under management, end of period	$11,289	$11,076	1.9%
Average assets under management	$11,278	$10,854	3.9%

Total
Assets under management, beginning of period	$83,136	$80,425
Inflows	17,948	14,939
Outflows	(18,119)	(16,930)
Net inflows (outflows)	(171)	(1,991)
Market appreciation (depreciation)	5,420	7,474
Distributions	(2,571)	(2,772)
Total increase (decrease)	2,678	2,711
Assets under management, end of period	$85,814	$83,136	3.2%
Average assets under management	$83,867	$79,891	5.0%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Three Months Ended			% Change From
	December 31, 2024	September 30, 2024	December 31, 2023	September 30, 2024	December 31, 2023
Advisory
Assets under management, beginning of period	$20,982	$18,367	$17,904
Inflows	597	490	401
Outflows	(698)	(481)	(431)
Net inflows (outflows)	(101)	9	(30)
Market appreciation (depreciation)	(1,609)	2,606	2,390
Total increase (decrease)	(1,710)	2,615	2,360
Assets under management, end of period	$19,272	$20,982	$20,264	(8.1%)	(4.9%)
Average assets under management	$20,216	$19,724	$18,515	2.5%	9.2%

Japan Subadvisory
Assets under management, beginning of period	$9,365	$8,309	$8,090
Inflows	98	124	41
Outflows	(131)	(156)	(210)
Net inflows (outflows)	(33)	(32)	(169)
Market appreciation (depreciation)	(646)	1,262	1,290
Distributions	(164)	(174)	(185)
Total increase (decrease)	(843)	1,056	936
Assets under management, end of period	$8,522	$9,365	$9,026	(9.0%)	(5.6%)
Average assets under management	$9,023	$8,879	$8,334	1.6%	8.3%

Subadvisory Excluding Japan
Assets under management, beginning of period	$6,545	$5,546	$5,222
Inflows	229	607	233
Outflows	(401)	(476)	(461)
Net inflows (outflows)	(172)	131	(228)
Market appreciation (depreciation)	(604)	868	744
Total increase (decrease)	(776)	999	516
Assets under management, end of period	$5,769	$6,545	$5,738	(11.9%)	0.5%
Average assets under management	$6,196	$5,991	$5,253	3.4%	18.0%

Total Institutional Accounts
Assets under management, beginning of period	$36,892	$32,222	$31,216
Inflows	924	1,221	675
Outflows	(1,230)	(1,113)	(1,102)
Net inflows (outflows)	(306)	108	(427)
Market appreciation (depreciation)	(2,859)	4,736	4,424
Distributions	(164)	(174)	(185)
Total increase (decrease)	(3,329)	4,670	3,812
Assets under management, end of period	$33,563	$36,892	$35,028	(9.0%)	(4.2%)
Average assets under management	$35,435	$34,594	$32,102	2.4%	10.4%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Years Ended
	December 31, 2024	December 31, 2023	% Change
Advisory
Assets under management, beginning of period	$20,264	$18,631
Inflows	2,187	1,407
Outflows	(4,401)	(1,860)
Net inflows (outflows)	(2,214)	(453)
Market appreciation (depreciation)	1,222	1,926
Transfers	—	160
Total increase (decrease)	(992)	1,633
Assets under management, end of period	$19,272	$20,264	(4.9%)
Average assets under management	$18,998	$18,798	1.1%

Japan Subadvisory
Assets under management, beginning of period	$9,026	$8,376
Inflows	290	823
Outflows	(853)	(474)
Net inflows (outflows)	(563)	349
Market appreciation (depreciation)	752	1,192
Distributions	(693)	(891)
Total increase (decrease)	(504)	650
Assets under management, end of period	$8,522	$9,026	(5.6%)
Average assets under management	$8,678	$8,633	0.5%

Subadvisory Excluding Japan
Assets under management, beginning of period	$5,738	$5,366
Inflows	1,219	755
Outflows	(1,430)	(891)
Net inflows (outflows)	(211)	(136)
Market appreciation (depreciation)	242	508
Total increase (decrease)	31	372
Assets under management, end of period	$5,769	$5,738	0.5%
Average assets under management	$5,823	$5,447	6.9%

Total Institutional Accounts
Assets under management, beginning of period	$35,028	$32,373
Inflows	3,696	2,985
Outflows	(6,684)	(3,225)
Net inflows (outflows)	(2,988)	(240)
Market appreciation (depreciation)	2,216	3,626
Distributions	(693)	(891)
Transfers	—	160
Total increase (decrease)	(1,465)	2,655
Assets under management, end of period	$33,563	$35,028	(4.2%)
Average assets under management	$33,499	$32,878	1.9%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Three Months Ended			% Change From
	December 31, 2024	September 30, 2024	December 31, 2023	September 30, 2024	December 31, 2023
U.S. Real Estate
Assets under management, beginning of period	$45,685	$38,717	$33,719
Inflows	2,939	3,073	1,937
Outflows	(1,677)	(1,781)	(2,110)
Net inflows (outflows)	1,262	1,292	(173)
Market appreciation (depreciation)	(3,636)	6,028	5,434
Distributions	(382)	(349)	(427)
Transfers	1	(3)	(3)
Total increase (decrease)	(2,755)	6,968	4,831
Assets under management, end of period	$42,930	$45,685	$38,550	(6.0%)	11.4%
Average assets under management	$44,973	$42,197	$35,072	6.6%	28.2%

Preferred Securities
Assets under management, beginning of period	$18,929	$18,094	$17,561
Inflows	927	1,120	1,291
Outflows	(1,131)	(1,114)	(1,631)
Net inflows (outflows)	(204)	6	(340)
Market appreciation (depreciation)	(215)	1,004	1,117
Distributions	(179)	(178)	(177)
Transfers	(1)	3	3
Total increase (decrease)	(599)	835	603
Assets under management, end of period	$18,330	$18,929	$18,164	(3.2%)	0.9%
Average assets under management	$18,681	$18,449	$17,492	1.3%	6.8%

Global/International Real Estate
Assets under management, beginning of period	$14,986	$13,064	$14,103
Inflows	345	729	357
Outflows	(565)	(836)	(741)
Net inflows (outflows)	(220)	(107)	(384)
Market appreciation (depreciation)	(1,675)	2,038	2,107
Distributions	(33)	(9)	(37)
Total increase (decrease)	(1,928)	1,922	1,686
Assets under management, end of period	$13,058	$14,986	$15,789	(12.9%)	(17.3%)
Average assets under management	$13,909	$14,112	$14,381	(1.4%)	(3.3%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Three Months Ended			% Change From
	December 31, 2024	September 30, 2024	December 31, 2023	September 30, 2024	December 31, 2023
Global Listed Infrastructure
Assets under management, beginning of period	$9,535	$8,446	$7,582
Inflows	219	193	178
Outflows	(384)	(188)	(176)
Net inflows (outflows)	(165)	5	2
Market appreciation (depreciation)	(496)	1,130	828
Distributions	(81)	(46)	(56)
Total increase (decrease)	(742)	1,089	774
Assets under management, end of period	$8,793	$9,535	$8,356	(7.8%)	5.2%
Average assets under management	$9,246	$8,995	$7,851	2.8%	17.8%

Other
Assets under management, beginning of period	$2,645	$2,388	$2,193
Inflows	401	206	182
Outflows	(214)	(118)	(222)
Net inflows (outflows)	187	88	(40)
Market appreciation (depreciation)	(107)	178	144
Distributions	(22)	(9)	(20)
Total increase (decrease)	58	257	84
Assets under management, end of period	$2,703	$2,645	$2,277	2.2%	18.7%
Average assets under management	$2,626	$2,474	$2,192	6.1%	19.8%

Total
Assets under management, beginning of period	$91,780	$80,709	$75,158
Inflows	4,831	5,321	3,945
Outflows	(3,971)	(4,037)	(4,880)
Net inflows (outflows)	860	1,284	(935)
Market appreciation (depreciation)	(6,129)	10,378	9,630
Distributions	(697)	(591)	(717)
Total increase (decrease)	(5,966)	11,071	7,978
Assets under management, end of period	$85,814	$91,780	$83,136	(6.5%)	3.2%
Average assets under management	$89,435	$86,227	$76,988	3.7%	16.2%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Years Ended
	December 31, 2024	December 31, 2023	% Change
U.S. Real Estate
Assets under management, beginning of period	$38,550	$35,108
Inflows	10,097	7,077
Outflows	(7,031)	(6,521)
Net inflows (outflows)	3,066	556
Market appreciation (depreciation)	2,765	4,495
Distributions	(1,454)	(1,679)
Transfers	3	70
Total increase (decrease)	4,380	3,442
Assets under management, end of period	$42,930	$38,550	11.4%
Average assets under management	$40,607	$36,034	12.7%

Preferred Securities
Assets under management, beginning of period	$18,164	$19,767
Inflows	4,103	4,997
Outflows	(4,768)	(6,890)
Net inflows (outflows)	(665)	(1,893)
Market appreciation (depreciation)	1,552	1,029
Distributions	(717)	(739)
Transfers	(4)	—
Total increase (decrease)	166	(1,603)
Assets under management, end of period	$18,330	$18,164	0.9%
Average assets under management	$18,458	$18,439	0.1%

Global/International Real Estate
Assets under management, beginning of period	$15,789	$14,782
Inflows	2,104	1,529
Outflows	(4,772)	(1,975)
Net inflows (outflows)	(2,668)	(446)
Market appreciation (depreciation)	43	1,616
Distributions	(107)	(93)
Transfers	1	(70)
Total increase (decrease)	(2,731)	1,007
Assets under management, end of period	$13,058	$15,789	(17.3%)
Average assets under management	$13,651	$14,899	(8.4%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Years Ended
	December 31, 2024	December 31, 2023	% Change
Global Listed Infrastructure
Assets under management, beginning of period	$8,356	$8,596
Inflows	640	487
Outflows	(870)	(725)
Net inflows (outflows)	(230)	(238)
Market appreciation (depreciation)	900	204
Distributions	(233)	(206)
Total increase (decrease)	437	(240)
Assets under management, end of period	$8,793	$8,356	5.2%
Average assets under management	$8,717	$8,291	5.1%

Other
Assets under management, beginning of period	$2,277	$2,172
Inflows	1,004	849
Outflows	(678)	(819)
Net inflows (outflows)	326	30
Market appreciation (depreciation)	160	130
Distributions	(60)	(55)
Total increase (decrease)	426	105
Assets under management, end of period	$2,703	$2,277	18.7%
Average assets under management	$2,434	$2,228	9.2%

Total
Assets under management, beginning of period	$83,136	$80,425
Inflows	17,948	14,939
Outflows	(18,119)	(16,930)
Net inflows (outflows)	(171)	(1,991)
Market appreciation (depreciation)	5,420	7,474
Distributions	(2,571)	(2,772)
Total increase (decrease)	2,678	2,711
Assets under management, end of period	$85,814	$83,136	3.2%
Average assets under management	$83,867	$79,891	5.0%

Reconciliations of U.S. GAAP to As Adjusted Financial Results
Management believes that use of the following as adjusted (non-GAAP) financial results provides greater transparency into the company’s operating performance. In addition, these as adjusted financial results are used to prepare the company's internal management reports, which are used in evaluating its business.
While management believes that these as adjusted financial results are useful in evaluating operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with U.S. GAAP.

Net Income Attributable to Common Stockholders and Diluted Earnings per Share
	Three Months Ended					Years Ended
(in thousands, except per share data)	December 31, 2024		September 30, 2024	December 31, 2023		December 31, 2024	December 31, 2023
Net income attributable to common stockholders, U.S. GAAP	$45,822		$39,668	$29,817		$151,265	$129,049
Seed investments—net (1)	(1,700)		(3,458)	(1,651)		(6,245)	2,252
Accelerated vesting of restricted stock units	91		2,336	638		7,134	1,318
Other non-recurring expenses (2)	—		—	—		1,196	—
Lease transition and other costs - 280 Park Avenue (3)	—		—	2,459		807	9,721
Foreign currency exchange (gains) losses—net (4)	(2,824)		2,191	1,921		(1,059)	2,371
Tax adjustments—net (5)	(994)		(1,031)	219		(3,812)	(4,200)
Net income attributable to common stockholders, as adjusted	$40,395		$39,706	$33,403		$149,286	$140,511

Diluted weighted average shares outstanding	51,704		51,428	49,725		50,938	49,553
Diluted earnings per share, U.S. GAAP	$0.89		$0.77	$0.60		$2.97	$2.60
Seed investments—net (1)	(0.03)		(0.07)	(0.03)		(0.12)	0.05
Accelerated vesting of restricted stock units	—	*	0.05	0.01		0.14	0.03
Other non-recurring expenses (2)	—		—	—		0.02	—
Lease transition and other costs - 280 Park Avenue (3)	—		—	0.05		0.02	0.20
Foreign currency exchange (gains) losses—net (4)	(0.06)		0.04	0.04		(0.02)	0.05
Tax adjustments—net (5)	(0.02)		(0.02)	—	*	(0.08)	(0.09)
Diluted earnings per share, as adjusted	$0.78		$0.77	$0.67		$2.93	$2.84
_________________________
* Amounts round to less than $0.01 per share.
(1)Represents the impact of consolidated funds and the net effect of corporate seed investment performance.
(2)Represents the impact of incremental expenses associated with the separation of certain employees.
(3)Represents the impact of lease and other expenses related to the company's prior headquarters, for which the lease expired in January 2024. From a GAAP perspective, the company recognized lease expense on both its prior and current headquarters as a result of overlapping lease terms.
(4)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.
(5)Tax adjustments are summarized in the following table:

(in thousands)	Three Months Ended					Years Ended
	December 31, 2024		September 30, 2024	December 31, 2023		December 31, 2024	December 31, 2023
Impact of tax effects associated with items noted above	$627		$(1,102)	$158		$(2,020)	$(3,085)
Impact of discrete tax items	(1,621)		71	61		(1,792)	(1,115)
Total tax adjustments	$(994)		$(1,031)	$219		$(3,812)	$(4,200)

Reconciliations of U.S. GAAP to As Adjusted Financial Results

Revenue, Expenses, Operating Income and Operating Margin

(in thousands, except percentages)	Three Months Ended			Years Ended
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Revenue, U.S. GAAP	$139,783	$133,203	$119,188	$517,417	$489,637
Consolidated funds	122	230	(142)	853	(466)
Revenue, as adjusted	$139,905	$133,433	$119,046	$518,270	$489,171

Expenses, U.S. GAAP	$90,446	$88,330	$81,322	$344,540	$325,160
Consolidated funds	(158)	(184)	(528)	(698)	(2,021)
Accelerated vesting of restricted stock units	(91)	(2,336)	(638)	(7,134)	(1,318)
Other non-recurring expenses (1)	—	—	—	(1,196)	—
Lease transition and other costs - 280 Park Avenue (2)	—	—	(2,459)	(807)	(9,721)
Expenses, as adjusted	$90,197	$85,810	$77,697	$334,705	$312,100

Operating income, U.S. GAAP	$49,337	$44,873	$37,866	$172,877	$164,477
Consolidated funds	280	414	386	1,551	1,555
Accelerated vesting of restricted stock units	91	2,336	638	7,134	1,318
Other non-recurring expenses (1)	—	—	—	1,196	—
Lease transition and other costs - 280 Park Avenue (2)	—	—	2,459	807	9,721
Operating income, as adjusted	$49,708	$47,623	$41,349	$183,565	$177,071

Operating margin, U.S. GAAP	35.3%	33.7%	31.8%	33.4%	33.6%
Operating margin, as adjusted	35.5%	35.7%	34.7%	35.4%	36.2%
__________________________

(1)Represents the impact of incremental expenses associated with the separation of certain employees.
(2)Represents the impact of lease and other expenses related to the company's prior headquarters, for which the lease expired in January 2024. From a GAAP perspective, the company recognized lease expense on both its prior and current headquarters as a result of overlapping lease terms.

Non-operating Income (Loss)

(in thousands)	Three Months Ended			Years Ended
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Non-operating income (loss), U.S. GAAP	$6,368	$22,703	$16,651	$36,664	$15,774
Seed investments—net (1)	824	(19,487)	(14,857)	(19,323)	(6,863)
Foreign currency exchange (gain) loss—net (2)	(2,824)	2,191	1,921	(1,059)	2,371
Non-operating income (loss), as adjusted	$4,368	$5,407	$3,715	$16,282	$11,282
_________________________

(1)Represents the impact of consolidated funds and the net effect of corporate seed investment performance.
(2)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.